UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2014

OM Asset Management plc

(Exact name of registrant as specified in its charter)

England and Wales	001-36683	98-1179929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5th Floor, Millennium Bridge House

2 Lambeth Hill

London EC4V 4GG, United Kingdom

+44-20-7002-7000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                                  Results of Operations and Financial Condition.

On November 5, 2014, OM Asset Management plc (the “Company”) issued a press release setting forth its financial and operating results for the quarter ended September 30, 2014.  A copy of this press release is furnished as Exhibit 99.1 hereto.

ITEM 9.01                                  Financial Statements and Exhibits.

(d)                                 Exhibits.

The information contained in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Exhibit No.	Description

99.1	Earnings press release issued by the Company on November 5, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this form to be signed on its behalf by the undersigned, thereto duly authorized.

Date: November 5, 2014	OM ASSET MANAGEMENT PLC

	By:	/s/ STEPHEN H. BELGRAD
	Name:	Stephen H. Belgrad
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings press release issued by the Company on November 5, 2014.